SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2004

Wells Real Estate Fund VIII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-27888	58-2126618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Fund VIII, L.P. (the “Registrant”) hereby amends its Current Report on Form 8-K dated April 29, 2004 to provide the required pro forma financial statements relating to the sale of Hannover Center on April 29, 2004, as described in such Current Report.

Item 7. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Amendment No. 1 to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Fund VIII, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2003	F-3

Pro Forma Statement of Operations for the three months March 31, 2004	F-4

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND VIII, L.P.
(Registrant)

By:	WELLS PARTNERS, L.P.
General Partner

	By:	Wells Capital, Inc.
General Partner

		By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
LEO F. WELLS, III
General Partner

Date: June 24, 2004

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WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund VIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2004.

The following unaudited pro forma balance sheet as of March 31, 2004 has been prepared to give effect to the sale of Hannover Center by Fund VII and Fund VIII Associates (the “Joint Venture”) as if the disposition and distribution of net proceeds therefrom occurred on March 31, 2004. The Registrant holds an equity interest of approximately 63.4% in the Joint Venture, which owns 100% of Hannover Center.

The following unaudited pro forma statements of operations for the year ended December 31, 2003, and the three months ended March 31, 2004, have been prepared to give effect to the sale of Hannover Center as if the disposition occurred on January 1, 2003. These pro forma statements of operations do not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Hannover Center if the transaction had occurred on January 1, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition of Hannover Center been consummated as of January 1, 2003.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund VIII, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
ASSETS:
Investment in joint ventures	$18,668,777	$(788,580	)(b)	$17,880,197
Due from joint ventures	803,994	0		803,994
Cash and cash equivalents	243,398	1,079,364	(c)	1,322,762

Total assets	$19,716,169	$290,784		$20,006,953

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Partnership distribution payable	$686,972	$0		$686,972
Accounts payable	27,183	0		27,183

Total liabilities	714,155	0		714,155

Partners’ capital:
Limited partners:
Class A – 2,892,515 units outstanding	19,002,014	76,716	(d)	19,078,730
Class B – 310,754 units outstanding	0	214,068	(d)	214,068
General partners	0	0		0

Total partners’ capital	19,002,014	290,784		19,292,798

Total liabilities and partners’ capital	$19,716,169	$290,784		$20,006,953

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ended March 31, 2004.
(b)	Reflects the Registrant’s interest in the basis of the net assets of Hannover Center as of March 31, 2004. This adjustment would have been recorded by (a) increasing investment in joint ventures by $290,784 as a result of the Registrant’s portion of the gain that would have been recognized on the sale of Hannover Center had the transaction occurred on March 31, 2004 and (b) decreasing investment in joint ventures by $1,079,364 as a result of the assumed distribution of net sale proceeds from the Joint Venture to the Registrant.
(c)	Reflects the Registrant’s proportionate share of net proceeds from the sale of Hannover Center.
(d)	Reflects the Registrant’s proportionate share of the pro forma gain recognized on the sale Hannover Center.

See accompanying notes.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Fund VIII, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$1,565,459	$(91,420	)(b)	$1,474,039
Other income	2,033	0		2,033

	1,567,492	(91,420)		1,476,072

EXPENSES:
Partnership administration	75,397	0		75,397
Legal and accounting	16,246	0		16,246
Other general and administrative	9,375	0		9,375

	101,018	0		101,018

NET INCOME	$1,466,474	$(91,420)		$1,375,054

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$1,466,474	$(91,420)		$1,375,054

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.51			$0.48

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,875,115			2,875,115

CLASS B	328,154			328,154

(a)	Historical financial information has been obtained from the Registrant.’s annual report filed on Form 10-K for 2003.
(b)	Reflects equity in income of the Joint Venture earned by the Registrant related to Hannover Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Hannover Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

WELLS REAL ESTATE FUND VIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2004

(Unaudited)

	Wells Real Estate Fund VIII, L.P. Historical(a)	Pro Forma Adjustments		Pro Forma Total
REVENUES:
Equity in income of joint ventures	$407,643	$(26,731	)(b)	$380,912
Other income	708	0		708

	408,351	(26,731)		381,620

EXPENSES:
Partnership administration	22,408	0		22,408
Legal and accounting	7,471	0		7,471
Other general and administrative	470	0		470

	30,349	0		30,349

NET INCOME	$378,002	$(26,731)		$351,271

NET INCOME ALLOCATED TO CLASS A LIMITED PARTNERS	$378,002	$(26,731)		$351,271

NET LOSS ALLOCATED TO CLASS B LIMITED PARTNERS	$0	$0		$0

NET INCOME PER WEIGHTED AVERAGE CLASS A LIMITED PARTNER UNIT	$0.13			$0.12

NET LOSS PER WEIGHTED AVERAGE CLASS B LIMITED PARTNER UNIT	$0.00			$0.00

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CLASS A	2,892,515			2,892,515

CLASS B	310,754			310,754

(a)	Historical financial information has been obtained from the Registrant’s quarterly report filed on Form 10-Q for the period ending March 31, 2004.
(b)	Reflects equity in income of the Joint Venture earned by the Registrant related to Hannover Center. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of Hannover Center if the transaction had occurred on January 1, 2003.

See accompanying notes.

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